UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 7, 2015

BRIGHT HORIZONS FAMILY SOLUTIONS INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-35780	80-0188269
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Talcott Avenue South Watertown, MA	02472
(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (617) 673-8000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On January 7, 2015, Bright Horizons Family Solutions Inc. (the "Company") announced that the Company's President and Chief Operating Officer Mary Ann Tocio has advised the Company of her intention to retire in July 2015. Ms. Tocio will continue to serve as a director on the Company's Board of Directors.

Item 9.01	Financial Statements and Exhibits

(d)    Exhibits

99.1	Press Release dated January 7, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BRIGHT HORIZONS FAMILY SOLUTIONS INC.

By:	/s/ Elizabeth Boland
Name:	Elizabeth Boland
Title:	Chief Financial Officer
Date: January 7, 2015